Exhibit 99.1
News release via Canada NewsWire, Toronto 416-863-9350

     Attention Business/Financial Editors:
     Vitran reports 2009 third quarter results

     <<
     -------------------------------------------------------------------------
                                   REMINDER:
      Vitran management will conduct a conference call and webcast today:
                         October 27, at 11:00 a.m. ET,
              to discuss the Company's 2009 third quarter results
     Conference call dial-in: 1-866-250-4892 or 416-644-3422 (International)
          Live Webcast: www.vitran.com (select "Investor Relations")
     -------------------------------------------------------------------------
     >>

     TORONTO, Oct. 27 /CNW/ - Vitran Corporation Inc. (NASDAQ: VTNC, TSX: VTN)
("Vitran" or the "Company), a North American transportation and supply chain management firm, today announced financial results for the third quarter of
2009 and the nine-month period ended September 30, 2009 (all figures reported in $U.S.).
     Vitran reported net income of $0.3 million, or $0.02 per diluted share, on revenues of $165.9 million for the quarter ended September 30, 2009. In the comparable 2008 three-month period, the Company achieved net income of $2.1 million, or $0.15 per diluted share on revenue of $198.6 million. The fluctuation in fuel surcharge and foreign exchange on Vitran's Canadian operations accounted for $19.4 million of the revenue decline for the third quarter of 2009 compared to the third quarter of 2008. Therefore consolidated revenue declined 6.7% adjusting for the change in fuel surcharge and foreign exchange rates on Canadian dollar denominated revenue.
     In addition the Company completed a private placement of approximately
2.7 million shares of common stock at the price of $8.50 per share, for net proceeds of approximately $21.3 million. The net proceeds of the offering were used to reduce outstanding debt, bolstering the balance sheet, increasing the unused debt capacity and giving the Company added flexibility to execute its operating and capital initiatives.
     "Our third quarter accomplishments are meaningful in a very challenging environment, particularly from a pricing and financial perspective, allowing
Vitran to continue to take positive steps forward. Our daily U.S. LTL
(less-than-truckload) shipment count for the third quarter exceeded the second quarter, our logistics business set a quarterly record for profitability and most importantly we garnered the support of new and existing shareholders with our equity offering," stated Vitran President and Chief Executive Officer,
Rick Gaetz.
     "In the short-term we posted our second successive quarter of consolidated net income but more importantly positioned the Company to financially weather the economic downturn over the long-run."
     "Our retail focused supply chain business executed very well in the quarter, in fact, posted its all-time best profitability despite continued
downward pressures on the North American retail economy. I look forward to continued commercial success in our supply chain business going forward."

     Segmented Results

     The LTL (less-than-truckload) segment posted income from operations for the 2009 third quarter of $1.5 million, with an OR (operating ratio) of 98.9%
compared to income from operations of $3.0 million and an OR of 98.2% in the comparable period a year ago. In the comparable third quarters, shipments and tonnage declined 4.9% and 8.7% respectively in the LTL segment. On a sequential quarterly basis our daily shipment count and daily tonnage measures improved 1.7% and 2.2% respectively in the third quarter of 2009 compared to the second quarter of 2009.
     Vitran Logistics posted income from operations of $1.7 million and an OR of 91.4% in the third quarter of 2009 compared to income from operations of
$1.5 million and OR of 93.8% in the third quarter of 2008. The Truckload
("TL") segment achieved income from operations during the three-month period ended September 30, 2009 of $175,000, compared to $308,000 in 2008, and the TL
OR was 98.0%, compared to an OR of 96.6% in the prior year third quarter.

     About Vitran Corporation Inc.

     Vitran Corporation Inc. is a North American group of transportation companies offering less-than-truckload, logistics, truckload, and freight brokerage services. To find out more about Vitran Corporation Inc.
(NASDAQ:VTNC, TSX:VTN), visit the website at www.vitran.com.

     This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and
applicable Canadian securities laws. Forward-looking statements may be generally identifiable by use of the words "believe", "anticipate", "intend",
"estimate", "expect", "project", "may", "plans", "continue", "will", "focus should" "endeavor" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on current expectations and are naturally subject to uncertainty and changes in circumstances that may cause actual results to differ materially from those expressed or implied by such forward-looking statements.
     Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Vitran's actual results, performance or achievements to differ materially from those projected in the forward-looking statements. Factors that may cause such differences include, but are not limited to, technological change, increases in fuel costs, regulatory changes, the general health of the economy, seasonal fluctuations, unanticipated changes in railroad capacities, exposure to credit risks, changes in labour relations and competitive factors. More detailed information about these and other factors is included in the annual MD&A on Form 10K under the heading "General Risks and Uncertainties." Many of these factors are beyond the Company's control; therefore, future events may vary Substantially from what the Company currently foresees. You should not place undue reliance on such forward-looking statements. Vitran Corporation Inc. does not assume the obligation to revise or update these forward-looking statements after the date of this document or to revise them to reflect the occurrence of future unanticipated events, except as may be required under applicable securities laws.

     <<
                                (tables follow)

                            Vitran Corporation Inc.
                          Consolidated Balance Sheets
                (in thousands of United States dollars, US GAAP)

                                                Sept. 30, 2009  Dec. 31, 2008
                                                  (unaudited)     (audited)
     Assets
     Current assets:
       Accounts receivable                        $     77,608   $     65,741
       Inventory, deposits and prepaid expenses         11,764         12,063
       Income and other taxes receivable                 1,923            792
       Deferred income taxes                             4,073          1,877
                                                 -------------- --------------
                                                        95,368         80,473

     Property and equipment                            148,851        152,602
     Intangible assets                                  11,386         13,279
     Goodwill                                           17,768         17,057
     Deferred income taxes                              30,691         30,181
                                                 -------------- --------------
                                                  $    304,064   $    293,592
                                                 -------------- --------------
                                                 -------------- --------------

     Liabilities and Shareholders' Equity
     Current liabilities:
       Bank overdraft                             $      4,427   $      3,912
       Accounts payable and accrued liabilities         67,314         63,495
       Current portion of long-term debt                17,724         16,925
                                                 -------------- --------------
                                                        89,465         84,332

     Long-term debt                                     74,069         93,477
     Other                                               3,501          4,540

     Shareholders' equity:
       Common shares                                    99,648         77,500
       Additional paid-in capital                        4,128          3,525
       Retained earnings                                31,618         33,253
       Accumulated other comprehensive income (loss)     1,635         (3,035)
                                                 -------------- --------------
                                                       137,029        111,243
                                                 -------------- --------------
                                                  $    304,064   $    293,592
                                                 -------------- --------------
                                                 -------------- --------------

                  (Consolidated Statements of Income follows)

                            Vitran Corporation Inc.
                       Consolidated Statements Of Income
                                  (Unaudited)
     (in thousands of United States dollars except per share amounts, US GAAP)

                                       Three months            Nine months
                                      ended Sept. 30,         ended Sept. 30,

                                     2009        2008        2009        2008
                                     ----        ----        ----        ----
     Revenue                    $ 165,916   $ 198,605   $ 464,233   $ 572,102
     Operating expenses           158,580     189,421     447,740     542,179
     Depreciation and
      amortization expense          4,977       5,203      14,951      15,968
                               ----------- ----------- ----------- -----------
                                  163,557     194,624     462,691     558,147

     Income (loss) from
      operations before
      undernoted                    2,359       3,981       1,542      13,955

     Interest expense, net          2,582       2,158       7,292       6,410

     Income (loss) from
      operations before income
      taxes                          (223)      1,823      (5,750)      7,545

     Income (recovery) taxes         (504)       (243)     (4,115)       (232)
                               ----------- ----------- ----------- -----------

     Net income (loss)          $     281   $   2,066   $  (1,635)  $   7,777
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

     Basic income (loss) per
      share -
       Net income (loss)        $    0.02   $    0.15   $   (0.12)  $    0.58
     Diluted income (loss)
      per share -
       Net income (loss)        $    0.02   $    0.15   $   (0.12)  $    0.57
     Weighted average number
      of shares:
       Basic                   13,886,286  13,493,757  13,628,956  13,480,805
       Diluted                 14,001,903  13,647,774  13,628,956  13,632,628

                      (Statements of Cash Flows follows)

                            Vitran Corporation Inc.
                     Consolidated Statements Of Cash Flows
                                  (Unaudited)
                (in thousands of United States dollars, US GAAP)

                                       Three months            Nine months
                                      ended Sept. 30,         ended Sept. 30,

                                     2009        2008        2009        2008
                                     ----        ----        ----        ----
     Cash provided by (used in):

     Operations:
       Net income (loss)        $     281   $   2,066   $  (1,635)  $   7,777
       Items not involving cash
        from operations:
         Depreciation and
          amortization expense      4,977       5,203      14,951      15,968
         Deferred income taxes       (868)        (21)     (4,154)         83
         Share-based compensation
          expense                     163         279         603         848
         Gain on sale of property
          and equipment                (2)       (155)       (439)       (288)
       Change in non-cash working
        capital components           (956)        679      (8,269)     (9,853)
                               ----------- ----------- ----------- -----------
                                    3,595       8,051       1,057      14,535
     Investments:
       Purchase of property and
        equipment                    (506)     (1,692)     (3,955)    (10,840)
       Proceeds on sale of
        property and equipment         33         935       1,178       1,387
                               ----------- ----------- ----------- -----------
                                     (473)       (757)     (2,777)     (9,453)
     Financing:
       Revolving credit facility
        and bank overdraft        (11,478)     (2,987)      1,601       8,341
       Repayment of long-term
        debt                      (10,768)     (2,580)    (15,304)     (7,726)
       Repayment of capital
        leases                     (1,309)     (2,078)     (4,521)     (6,320)
       Financing costs               (414)          -        (414)          -
       Issue of Common Shares
        in private placement       21,318           -      21,318           -
       Issue of Common Shares
        upon exercise of stock
        options                       333          76         333         254
                               ----------- ----------- ----------- -----------
                                   (2,318)     (7,569)      3,013      (5,451)

     Effect of translation
      adjustment on cash             (804)        275      (1,293)        369

     Increase in cash and
      cash equivalents                  -           -           -           -
     Cash and cash equivalent
      position, beginning of
      period                            -           -           -           -
                               ----------- ----------- ----------- -----------
     Cash and cash equivalent
      position, end of period   $       -   $       -   $       -   $       -
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

     Change in non-cash
      working capital
      components:
       Accounts receivable      $  (5,378)  $     587   $ (11,867)  $ (18,989)
       Inventory, deposits
        and prepaid expenses        1,531       1,083         713         170
       Income and other taxes
        recoverable/payable           203        (651)       (934)        317
       Accounts payable and
        accrued liabilities         2,688        (340)      3,819       8,649
                               ----------- ----------- ----------- -----------
                                $    (956)  $     679   $  (8,269)  $  (9,853)
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

                  (additional financial information follows)

                 Supplementary Segmented Financial Information
              (in thousands of United States dollars) (Unaudited)

     -----------------------------------  ------------------------------------
     For the quarter ended                For the quarter ended
     Sept. 30, 2009                       Sept. 30, 2008
     -----------------------------------  ------------------------------------
                         Inc. from                            Inc. from
                Revenue Operations   OR%             Revenue Operations   OR%
     -----------------------------------  ------------------------------------
     LTL      $ 137,479   $ 1,502   98.9  LTL      $ 166,227   $ 3,043   98.2
     -----------------------------------  ------------------------------------
     LOG      $  19,810   $ 1,698   91.4  LOG      $  23,375   $ 1,451   93.8
     -----------------------------------  ------------------------------------
     TL       $   8,627   $   175   98.0  TL       $   9,003   $   308   96.6
     -----------------------------------  ------------------------------------

     -----------------------------------  ------------------------------------
     For the nine months ended            For the nine months ended
     Sept. 30, 2009                       Sept. 30, 2008
     -----------------------------------  ------------------------------------
                         Inc. from                            Inc. from
                Revenue Operations   OR%             Revenue Operations   OR%
     -----------------------------------  ------------------------------------
     LTL      $ 384,509   $   (25) 100.0  LTL      $ 483,803  $ 13,721   97.2
     -----------------------------------  ------------------------------------
     LOG      $  54,641   $ 3,552   93.5  LOG      $  62,449  $  3,002   95.2
     -----------------------------------  ------------------------------------
     TL       $  25,083   $   623   97.5  TL       $  25,850  $  1,008   96.1
     -----------------------------------  ------------------------------------

                     LTL SEGMENT - Statistical Information
                                  (Unaudited)

                 ---------------------------------------------
                             For the quarter ended
                                Sept. 30, 2009
                                --------------
                 ---------------------------------------------
                 ($U.S.)                     LTL    Q. over Q.
                                          Division   % Change
                 ---------------------------------------------
                 Revenue (000's)         $ 137,479  (x)(16.6%)
                 ---------------------------------------------
                 No. of Shipments          979,404      (4.9%)
                 ---------------------------------------------
                 Weight (000's lbs)      1,429,041      (8.7%)
                 ---------------------------------------------
                 Revenue per shipment    $  140.37  (x)(12.3%)
                 ---------------------------------------------
                 Revenue per CWT         $    9.62   (x)(8.7%)
                 ---------------------------------------------

                 ---------------------------------------------
                           For the nine months ended
                                Sept. 30, 2009
                                --------------
                 ---------------------------------------------
                 ($U.S.)                     LTL    Q. over Q.
                                          Division   % Change
                 ---------------------------------------------
                 Revenue (000's)         $ 384,509  (x)(17.6%)
                 ---------------------------------------------
                 No. of Shipments        2,788,780      (8.4%)
                 ---------------------------------------------
                 Weight (000's lbs)      4,093,058     (11.8%)
                 ---------------------------------------------
                 Revenue per shipment    $  137.88  (x)(10.0%)
                 ---------------------------------------------
                 Revenue per CWT         $    9.39   (x)(6.6%)
                 ---------------------------------------------
     (x) All % changes have been normalized for the impact of foreign exchange fluctuation, period over period
     >>

     %CIK: 0000946823

     /For further information: Richard Gaetz, President/CEO; Sean Washchuk, VP
Finance/CFO, Vitran Corporation Inc., (416) 596-7664/
     (VTNC VTN.)

CO:  Vitran Corporation Inc.

CNW 09:10e 27-OCT-09